Exhibit 10.1

Seventh Amendment to Credit Agreement

     THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and effective as of December 19, 2003, by and among COMPUDYNE CORPORATION (the "Borrower"), the GUARANTORS party to this Seventh Amendment and the Credit Agreement referred to below (collectively, the "Guarantors"), the BANKS party to this Seventh Amendment and the Credit Agreement referred to below (collectively and together with the Agent, the "Banks") and PNC BANK, NATIONAL ASSOCIATION, individually and in its capacity as agent for the Banks under the Credit Agreement referred to below (hereinafter referred to in such capacity as the "Agent").

                                   WITNESSETH:

     WHEREAS, reference is made to (i) that certain Credit Agreement dated November 16, 2001, as amended by that First Amendment to Credit Agreement dated as of December 19, 2001, that Second Amendment to Credit Agreement dated as of April 22, 2002, that Third Amendment to Credit Agreement dated and effective as of September 30, 2002, that Fourth Amendment to Credit Agreement dated as of March 21, 2003, that Fifth Amendment to Credit Agreement dated as of June 27, 2003 and that Sixth Amendment to Credit Agreement dated as of July 15, 2003 by and among the Borrower, the Guarantors party thereto, the Banks party thereto and the Agent (as the same may be further amended, restated, supplemented or modified from time to time, the "Credit Agreement") pursuant to which the Banks made available to the Borrower a $30,000,000 original principal amount revolving credit facility, now reduced by amendment to $25,000,000 (including an $8,000,000 letter of credit subfacility and a $2,000,000 swing line of credit) (the "Line of Credit") and a $5,000,000 original principal amount term loan, now reduced through amortization to $2,496,666.65 (the "Term Loan"), and (ii) those Notes of the Borrower evidencing its obligations under the Credit Agreement and the Loan Documents, comprised of (A) a Second Amended and Restated Term Note in the stated principal amount of $1,951,666.65 in favor of PNC Bank, National Association dated June 27, 2003, (B) a Third Amended and Restated Revolving Credit Note in the stated principal amount of $19,545,000 in favor of PNC Bank, National Association dated June 27, 2003, (C) a Term Note in the stated principal amount of $545,000 in favor of SunBank dated June 27, 2003 and (D) a Revolving Credit Note in the stated principal amount of $5,455,000 in favor of SunBank dated June 27, 2003 (as the same may be amended, restated, supplemented, restated or substituted from time to time, collectively, the "Notes");

     WHEREAS, the Borrower, the Guarantors, the Agent and the Banks desire to amend the Credit Agreement to extend the Expiration Date for the Line of Credit and the maturity date for the Term Loan on the terms and conditions set forth herein as provided for below.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Credit Agreement. The Credit Agreement is amended as set forth in Exhibit A. Any and all references to the Credit Agreement in the Notes or any of the other Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby. Any initially capitalized terms used in this Seventh Amendment without definition shall have the meanings assigned to those terms in the Credit Agreement.

2. Incorporation into Credit Agreement. This Seventh Amendment is deemed incorporated into each of the Notes and the other Loan Documents. To the extent that any term or provision of this Seventh Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document, the terms and provisions hereof shall control.

3. Representations. In order to induce the Banks and the Agent to enter into this Seventh Amendment and agree to the transactions herein specified, Borrower and Guarantors represent and warrant as follows:

          (a) Borrower and each of the Guarantors is a corporation duly organized and in good standing under the laws of their respective states of incorporation. Borrower and each of the Guarantors has the power to own its property and to carry on its business as now being conducted. Borrower and each of the Guarantors is duly qualified to do business in every other jurisdiction in which the character of the property owned or the nature of the business conducted makes qualification necessary;

          (b) None of Borrower or any of the Guarantors is in violation of its articles of incorporation or bylaws, or in default in the performance of any material obligation, agreement, permit or license agreement to which it is a party or by which it is bound. The execution and delivery of this Seventh Amendment, and all other documents as specified herein, the performance and fulfillment of the terms herein and therein set forth and the consummation of the transactions herein or therein contemplated do not and will not constitute a breach of, or default under, any of Borrower's or Guarantors' articles of incorporation or bylaws, or any other agreement, indenture or other instrument by which it is bound, or any applicable law, administration regulation or court decree. All corporate and other actions, consents or authorizations which may be necessary or appropriate for the execution, delivery of and compliance with this Seventh Amendment and all documents and instruments herein set forth have been taken or obtained. Upon their execution and delivery, this Seventh Amendment and such other documents and instruments will constitute the valid and legally binding obligations of Borrower and Guarantors, enforceable against Borrower and Guarantors in accordance with their respective terms.

          (c) As of the date hereof, no Event of Default (as defined in the Credit Agreement) or any event, fact or circumstance which, with the passage of time or the giving of notice, or both, would constitute an Event of Default, has occurred and is continuing.

          (d) All representations and warranties of Borrower and Guarantors to the Banks as set forth in the Credit Agreement and each of the Loan Documents (as defined in the Credit Agreement) are true and correct as of the date hereof as if fully set forth herein at length.

          (e) None of Borrower or any of the Guarantors has any defense, set-off, claim or counterclaim to or against, or with respect to, full and prompt payment and performance by Borrower of all of Borrower's debts, liabilities or obligations to Agent or any of the Banks under the Credit Agreement and under the Loan Documents.

4. Collateral Confirmation. The Borrower and the Guarantors hereby confirm that any collateral for the Obligations, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower, the Guarantors or third parties (if applicable), shall continue unimpaired and in full force and effect.

5. Guarantor Reaffirmation. The Guarantors hereby affirm, acknowledge and agree that their respective guaranty agreements continue in full force and effect with respect to the Obligations, as modified and amended by this Seventh Amendment. None of the Guarantors has any defense, offset or counterclaim to full performance and observance of their respective liabilities under the guaranty agreements as reaffirmed hereby. Each Guarantor hereby acknowledges and affirms that it has and will continue to realize tangible and significant direct economic benefit from the transactions described in the Credit Agreement, as amended hereby, the Notes and the other Loan Documents and hereby irrevocably and unconditionally acknowledge the receipt of good and valuable consideration for the execution and delivery of their respective guaranty agreements.

6. Release of Agent and Banks. As additional consideration for the Agent's and the Banks' entering into this Seventh Amendment, the Borrower and each Guarantor hereby fully and unconditionally releases and forever discharges the Agent and the Banks, their respective agents, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their respective behalves (the "Released Parties") of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower or any Guarantor may now have or claim to have against the Agent or any Bank or any other Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, on account of or in any way affecting, concerning or arising out of or founded upon the Credit Agreement, this Seventh Amendment or any of the Loan Documents, including but not limited to all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Loans, the Notes, the Obligations or any of the Loan Documents. The obligations of the Borrower and the Guarantors under the Loan Documents and this Seventh Amendment shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:

                    (i) any exercise or nonexercise of any right,  remedy, power or privilege under or in respect of this Seventh Amendment, any Loan Document, any document relating to or evidencing any of the Agent's or any Bank's liens or applicable law, including, without limitation, any waiver, consent, extension, indulgence or other action or inaction in respect thereof; or

                    (ii) any other act or thing or  omission  or delay to do any other act or thing which could operate to or as a discharge of the Borrower or any Guarantor as a matter of law, other than payment in full of all

               Obligations, including but not limited to all obligations under the Loan Documents and this Seventh Amendment.

          The Borrower and each of the Guarantors further agrees to indemnify and hold the Agent and the Banks and their respective officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys' fees) suffered by or rendered against the Agent or the Banks, or any of them, on account of any claims arising out of or relating to the Obligations. The Borrower and each of the Guarantors further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

7. Counterparts. This Seventh Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

8. Binding Effect. This Seventh Amendment will be binding upon and inure to the benefit of the Borrower, the Guarantors, the Banks and the Agent and their respective heirs, executors, administrators, successors and assigns.

9. Additional Conditions and Covenants. The following agreements and covenants constitute additional and substantial consideration for the Banks' agreement to effect the amendments to the Credit Agreement set forth herein:

          (a) The Borrower shall reimburse the Agent for its out of pocket fees and expenses incurred in connection with this Seventh Amendment, including, without limitation, its attorney fees and expenses.

          (b) The Borrower and the Guarantors shall execute such reaffirmation documents and other documents, instruments and agreements that the Agent may request from time to time in order to evidence, ratify and affirm its obligations under the Credit Agreement and the other Loan Documents and the security interests, liens and pledges effected thereby.

10. Representation by Counsel. The Borrower and each Guarantor represents and warrants that it is represented by legal counsel of its choice and that its counsel has had the opportunity to review this Seventh Amendment, that it is fully aware of the terms contained herein and that it has voluntarily and without coercion or duress of any kind or nature whatsoever entered into this Seventh Amendment. The provisions of this Seventh Amendment shall survive the execution and delivery of this Seventh Amendment.

11.       LIMITATION  ON DAMAGES.  NEITHER THE AGENT,  ANY BANK NOR ANY AGENT OR
          ATTORNEY FOR OR OF THE AGENT OR ANY BANK SHALL BE LIABLE TO THE BORROWER OR ANY GUARANTOR FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS, AS DEFINED IN ANY LOAN DOCUMENT OR THE ACTION OR INACTION OF THE AGENT OR ANY BANK OR THE BORROWER OR ANY GUARANTOR UNDER THIS SEVENTH AMENDMENT OR ANY LOAN DOCUMENT OR OTHERWISE.

12. Ratification of Loan Documents. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged and in full force and effect, and are hereby ratified and affirmed. Except as expressly provided herein, this Seventh Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Banks' rights and remedies (all of which are hereby reserved). The Borrower and each of the Guarantors expressly ratifies and confirms the confession of judgment (if applicable) and waiver of jury trial provisions contained in the Loan Documents as if set forth herein in their entirety as of the date hereof.


                      [SIGNATURE PAGE FOLLOWS IMMEDIATELY]

  WITNESS the due execution hereof as of the day and year first above written.


COMPUDYNE CORPORATION,
a Nevada corporation


By:
    -------------------------------------------------
Title:  CFO-Treasurer


CORRLOGIC, INC.,
a Nevada corporation


By:
    -------------------------------------------------
Title: Vice President


FIBER SENSYS, INC.,
an Oregon corporation


By:
    -------------------------------------------------
Title: Vice President


NEW TIBURON, INC.,
a Virginia corporation


By:
    -------------------------------------------------
Title: Vice President


NORMENT SECURITY GROUP, INC.,
a Delaware corporation


By:
    -------------------------------------------------
Title: Vice President


NORSHIELD CORPORATION,
an Alabama corporation


By:
    -------------------------------------------------
Title: Vice President

QUANTA SYSTEMS CORPORATION,
a Connecticut corporation


By:
    -------------------------------------------------
Title:
      -----------------------------------------------


SYSCO SECURITY SYSTEMS, INC., now by name change SECURETRAVEL, INC. a Nevada corporation


By:
    -------------------------------------------------
Title: Vice President


PNC BANK, NATIONAL ASSOCIATION,
as a Bank and as Agent


By:
    -------------------------------------------------
Title:  Vice President


SUNBANK
By:
    -------------------------------------------------


Title:  Regional President

                                  EXHIBIT A - 1
                         AMENDMENTS TO CREDIT AGREEMENT

                                    EXHIBIT A

         The Credit Agreement is hereby amended as follows:

                  I.       Background to Amendment
                           -----------------------

                  The Borrower, the Guarantors, the Banks and the Agent desire to amend the Credit Agreement to extend the Expiration Date for the Line of Credit and the maturity date for the Term Loan.

                   II.     Credit Agreement Amendments
                           ---------------------------

     (A)  The  definition  of  "Expiration  Date"  appearing  in Section  1.1 is
                                ----------------
          deleted and restated in its entirety as follows:

          "Expiration Date shall mean, with respect to the Revolving Credit
           ---------------
           Commitments, February 16, 2005."

     (B)  Section 3.3 is deleted and restated in its entirety as follows:

          "3.3  Term Loan Notes.
                ---------------

                  The Obligation of the Borrower to repay the unpaid principal amount of the Term Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Term Note dated the Closing Date payable to the order of each Bank in a face amount equal to the Term Loan Commitment of such Bank. The principal amount as provided therein of the Term Notes shall be payable in equal consecutive quarterly installments of principal equal to $416,666.67, plus accrued interest thereon. All outstanding principal and accrued interest shall be due and payable, and the Term Loans shall mature, on February 16, 2005."

STATE OF -----------------------------                           )
                                                                 ) SS:
COUNTY OF                                                        )
          ----------------------------------

         On this, the       day of December, 2003, before me, a Notary Public,
                      -----
the undersigned officer, personally appeared                                 ,
                                            ---------------------------------
who acknowledged himself/herself to be the                                of
                                          --------------------------------
COMPUDYNE CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -------------------------------------
                                  Notary Public

My commission expires:




STATE OF -----------------------------                     )
                                                                 ) SS:
COUNTY OF                                                        )
          ----------------------------------

         On this, the       day of December, 2003, before me, a Notary Public,
                      -----
the undersigned officer, personally appeared                                ,
                                            --------------------------------
who acknowledged himself/herself to be the                                of
                                           -------------------------------
CORRLOGIC, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -------------------------------------
                                  Notary Public

My commission expires:




STATE OF -----------------------------                           )
                                                                 ) SS:
COUNTY OF                                                        )
          ----------------------------------

         On this, the       day of December, 2003, before me, a Notary Public,
                      -----
the undersigned officer, personally appeared                                ,
                                            --------------------------------
who acknowledged himself/herself to be the                                of
                                           -------------------------------
FIBER SENSYS, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -------------------------------------
                                  Notary Public




My commission expires:

STATE OF -----------------------------                           )
                                                                 ) SS:
COUNTY OF                                                        )
          ----------------------------------

         On this, the       day of December, 2003, before me, a Notary Public,
                      -----
the undersigned officer, personally appeared                                ,
                                            --------------------------------
who acknowledged himself/herself to be the                                of
                                           -------------------------------
NEW TIBURON, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -------------------------------------
                                  Notary Public


My commission expires:




STATE OF -----------------------------                           )
                                                                 ) SS:
COUNTY OF                                                        )
          ----------------------------------

         On this, the       day of December, 2003, before me, a Notary Public,
                      -----
the undersigned officer, personally appeared                                ,
                                            --------------------------------
who acknowledged himself/herself to be the                                of
                                           -------------------------------
NORMENT SECURITY GROUP, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -------------------------------------
                                  Notary Public


My commission expires:




STATE OF -----------------------------                           )
                                                                 ) SS:
COUNTY OF                                                        )
          ----------------------------------

         On this, the       day of December, 2003, before me, a Notary Public,
                      -----
the undersigned officer, personally appeared                                ,
                                            --------------------------------
who acknowledged himself/herself to be the                                of
                                           -------------------------------
NORSHIELD CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -------------------------------------
                                  Notary Public


My commission expires:

STATE OF -----------------------------                           )
                                                                 ) SS:
COUNTY OF                                                        )
          ----------------------------------

         On this, the       day of December, 2003, before me, a Notary Public,
                      -----
the undersigned officer, personally appeared                                ,
                                            --------------------------------
who acknowledged himself/herself to be the                                of
                                           -------------------------------
QUANTA SYSTEMS CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -------------------------------------
                                  Notary Public


My commission expires:




STATE OF -----------------------------                           )
                                                                 ) SS:
COUNTY OF                                                        )
          ----------------------------------

         On this, the       day of December, 2003, before me, a Notary Public,
                      -----
the undersigned officer, personally appeared                                ,
                                            --------------------------------
who acknowledged himself/herself to be the                                of
                                           -------------------------------
SECURETRAVEL, INC., formerly, SYSCO SECURITY SYSTEMS, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -------------------------------------
                                  Notary Public


My commission expires:




COMMONWEALTH OF PENNSYLVANIA                        )
                                                                 ) SS:
COUNTY OF                                                        )
          ----------------------------------

         On this, the       day of December, 2003, before me, a Notary Public,
                      -----
the undersigned officer, personally appeared Thomas J. Fowlston, who acknowledged himself to be the Vice President of PNC BANK, NATIONAL ASSOCIATION and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -------------------------------------
                                  Notary Public


My commission expires:

STATE OF -----------------------------                           )
                                                                 ) SS:
COUNTY OF                                                        )
          ----------------------------------

         On this, the       day of December, 2003, before me, a Notary Public,
                      -----
the undersigned officer, personally appeared                                ,
                                            --------------------------------
who acknowledged himself/herself to be the                                of
                                           -------------------------------
SUNBANK and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -------------------------------------
                                  Notary Public

My commission expires: